Important Notice Regarding Change in Investment Policy

CANTOR SELECT PORTFOLIOS TRUST

CANTOR GROWTH EQUITY FUND

(Class A Shares: FICGX)

(Institutional Class Shares: FICHX)

(Class R6 Shares: FICIX)

Supplement dated November 30, 2023

to the Prospectus and Statement of Additional Information

dated February 1, 2023

Effective February 1, 2024, the name of the Cantor Growth Equity Fund (the “Fund”) is changed to “Cantor Fitzgerald Large Cap Focused Fund” and all references to the Fund name in the Prospectus and Statement of Additional Information (the “SAI”) are replaced with the new name. You may obtain copies of the Fund’s Prospectus and SAI free of charge online at https://growthequityfund.cantorassetmanagement.com/, or upon request by calling toll-free 1-833-764-2266.

In connection with the name change, the Fund’s 80% investment policy is changing. Therefore, the first paragraph of the section “Summary - Principal Investment Strategies” of the Fund’s Prospectus and the first paragraph of the section “Additional Information About the Fund’s Investment Objective, Principal Investment Strategies, and Risks - Principal Investment Strategies of the Fund” of the Fund’s Prospectus are replaced in their entirety with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in large cap equity securities. The Fund’s sub-adviser, Smith Group Asset Management, LLC (the “Sub-Advisor”), considers large cap equity securities to be those of issuers with a capitalization of at least $10 billion. Under the general supervision of the Advisor, the Fund invests in a portfolio of approximately 35-45 common stocks that the Fund’s Sub-Advisor believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises.

In addition, the third sentence of the section “Additional Information About the Fund’s Investment Objective, Principal Investment Strategies, and Risks – Investment Objective” is replaced in its entirety with the following:

Shareholders will receive 60 days’ prior written notice before a change to an investment objective or a change to the Fund’s 80% investment policy in large cap equity securities takes place.

The Fund’s holdings are not expected to change as a result of the name change or the change in the Fund’s 80% investment policy.

The Fund will deliver a new Prospectus, Summary Prospectus and Statement of Additional Information with an effective date of February 1, 2024, reflecting the name change, the change in the Fund’s 80% investment policy, updating the Fund’s financial information, and making other non-material changes.

Please retain this Supplement for future reference.